EXHIBIT 10.20

Third Amendment to the Amended and Restated Agreement
Between Genentech, Inc. and F. Hoffmann-LaRoche Ltd
Regarding Commercialization of Genentech's Products Outside the United States

This Third Amendment to the Amended and Restated Agreement Between Genentech, Inc. and F. Hoffmann-LaRoche Ltd Regarding Commercialization of Genentech's Products Outside the United States (hereinafter, the "Third Amendment") is made, effective as of April 30, 2004 (the "Amendment Effective Date"), by and among F. Hoffmann-La Roche Ltd, Grenzacherstrasse 124, CH 4070 Basel, Switzerland ("ROCHE") and Genentech, Inc., 1 DNA Way, South San Francisco, California USA 94080 ("GENENTECH").

WHEREAS, ROCHE, GENENTECH, Genentech Europe Limited, Reid House, 31 Church Street, Hamilton, Bermuda HM FXV ("GENENTECH EUROPE") and Genentech Biopharmaceuticals Limited, Reid House, 31 Church Street, Hamilton, Bermuda HM FXV ("GENENTECH BIOPHARMACEUTICALS") entered into that certain Amended and Restated Agreement Between Genentech, Inc. and F. Hoffmann-LaRoche Ltd Regarding Commercialization of Genentech's Products Outside the United States of July 1, 1999, as amended March 10, 2000, and June 26, 2000 (hereinafter, the "Commercialization Agreement").

WHEREAS, GENENTECH EUROPE and GENENTECH BIOPHARMACEUTICALS were dissolved, and all their assets and rights, if any, in and to the Commercialization Agreement were assigned to GENENTECH, effective February 26, 2001.

WHEREAS, ROCHE and GENENTECH now wish to have ROCHE commercialize and market in Canada certain of GENENTECH's products under certain terms and conditions, and to amend the Commercialization Agreement with respect to such terms and conditions and related matters.

NOW, THEREFORE, THE PARTIES HERETO HEREBY AGREE AS FOLLOWS:

  All capitalized terms in this Third Amendment shall have the meanings given in the Commercialization Agreement unless otherwise expressly defined herein below.

  The following sentence is hereby added at the end of Article I, Section 5 of the Commercialization Agreement:

  The term Canada Products shall also include GENENTECH's (i) tissue plasminogen activator product, alteplase ("Cathflo®"), (ii) injectable recombinant human growth hormone product, somatropin (rDNA origin) ("Nutropin AQ®"), and (iii) injectable recombinant human growth hormone product configured for injection by GENENTECH's AQ Pen®, somatropin (rDNA origin) ("Nutropin AQ Pen Cartridge®").

  In partial consideration for the additional rights granted to ROCHE by GENENTECH hereunder this Third Amendment with respect to:
    the Canada Product Cathflo® only, ROCHE shall pay GENENTECH a non-refundable license fee of One Million-One Hundred and Six Thousand-Nine Hundred and Nine U.S. Dollars ($1,106,909), which shall be paid within ten (10) days of the Amendment Effective Date; and
    the Canada Products Nutropin AQ® and Nutropin AQ Pen Cartridge® only (collectively), ROCHE shall pay GENENTECH a total non-refundable license fee of Eight Hundred and Twenty Thousand-Eight Hundred and Eighty-Six U.S. Dollars ($820,886), which shall be paid within ten (10) days of the Amendment Effective Date.

  The Parties acknowledge and hereby agree that the payments made under Section 3 of this Third Amendment shall, in accordance with Section 3.A.) of Appendix A, be made as ROCHE's share of GENENTECH's Development Costs incurred for development of each such product through the Amendment Effective Date (i.e., 10% of all such Development Costs with respect to Cathflo® and, notwithstanding the sentence immediately following Section 3.B.) of Appendix A, 5% of all such Development Costs with respect to Nutropin AQ® and Nutropin AQ Pen Cartridge®).

  Notwithstanding the foregoing, nothing in this Third Amendment shall in any way modify Article 4 - Section 3(a) of the Commercialization Agreement with respect to Genentech's Development Costs incurred in connection with the development of any Canada Product after the Amendment Effective Date.

  Except as expressly amended herein, all of the terms and conditions of the Commercialization Agreement shall remain in full force and effect.

  This Third Amendment may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representative as of the Amendment Effective Date.

GENENTECH, INC.		HOFFMANN-LA ROCHE LTD

By:	/s/ STEPHEN G. JUELSGAARD	By:	/s/ R. SCHAFFNER

Name:	Stephan G. Juelsgaard	Name:	R. Schaffner

Title:	Executive Vice President and General Counsel	Title:	VP

		By:	/s/ MELANIE FREY WICK

		Name:	Melanie Frey Wick

		Title:	Legal Counsel